25. CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2017
Capital Management
Note 25 - CAPITAL MANAGEMENT

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern in order to pursue the exploration and expansion of its properties and to maintain a flexible capital structure for its projects for the benefit of its stakeholders. In the management of capital, the Company includes equity (comprising of all issued share capital, equity reserves, retained earnings or accumulated deficit, and other comprehensive income), the term facility, equipment loan obligations, and finance lease, are listed as follows:

	December 31,	December 31,	January 1,
	2017	2016	2016
Equity	$68,794,914	$61,456,250	$37,527,964
Term Facility	8,666,667	9,333,334	10,000,000
Finance Lease Obligations	2,349,150	2,811,674	2,977,804
Equipment Loans	1,246,204	2,167,685	689,386
	$81,056,935	$75,768,943	$51,195,154

The Company manages its capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. To maintain or adjust its capital structure, the Company may attempt to incur new debt or issue new shares. Management reviews the Company’s capital structure on an ongoing basis and believes that this approach, given the relative size of the Company, is reasonable. At December 31, 2017, the Company expects its capital resources and projected future cash flows from operations to support its normal operating requirements on an ongoing basis, and planned development and exploration of its mineral properties and other expansionary plans. At December 31, 2017, there was no externally imposed capital requirement to which the Company was subject and with which the Company did not comply.